Dreyfus
U.S. Treasury
Intermediate Term Fund

ANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                         Intermediate Term Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America's longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and investment-grade corporate bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund achieved a total return of 7.85%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of 8.12% over the same period.(2) In addition, the fund produced approximate income dividends of $0.6853 per share, and its 30-day SEC yield on December 31, 2001 was 4.03%.

We attribute the fund's positive overall performance to falling interest rates in a weakening economy as well as increased demand for Treasuries from investors seeking investment alternatives to a declining stock market. The fund's performance lagged modestly behind that of its benchmark, primarily because it was positioned for a narrowing of the yield differences among bonds of different maturities. However, those differences generally widened during the reporting period.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities issued or guaranteed by the United States government and its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund's securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund and U.S. Treasury securities market were primarily influenced by the weakening U.S. economy during the reporting period. When the reporting period began, the economy was already experiencing weak retail sales, higher energy prices, diminished consumer confidence and softening manufacturing activity. The Federal Reserve Board (the "Fed" ) responded to these signs of economic deterioration on the first business day of 2001 by reducing short-term interest rates by 0.50 percentage points. That initial reduction was followed by 10 more reductions during the course of the year. All told, the Fed reduced the benchmark federal funds rate 4.75 percentage points during the reporting period.

As short-term interest rates fell, fixed-income investors became concerned that inflationary pressures might mount. As a result, intermediate-term bond yields rose slightly during the first six months of the year. However, inflation remained tame, and yields of intermediate-term Treasuries began to fall in July. In addition, the September 11 terrorist attacks delayed any prospect of economic
recovery,   making   further   short-term   rate  cuts  likely.  As  a  result,
intermediate-term bond yields fell sharply through the end of October. In this environment, the fund enjoyed the benefits of capital appreciation among its holdings.

Prices of long-term U.S. Treasuries were also supported by supply-and-demand factors. On the demand side, investors flocked to Treasuries as they sought investment alternatives to a declining stock market. Demand was further boosted by the Treasury Department's announcement at the end of October that it would no longer issue 30-year bonds, effectively eliminating new supply at the long end of the yield curve and causing more investors to turn to intermediate-term Treasury securities for their high quality, fixed-income holdings.

During November and December, however, investors began to look beyond the current recession toward the possibility of an economic recovery in 2002. Improving consumer confidence, stronger than expected retail sales and fewer jobless claims represented early signs of a potential upturn, giving rise to renewed inflation concerns. Intermediate-term bond yields rose sharply in response and had given back some, but not all, of their earlier price gains by year-end.

What is the fund's current strategy?

The fund's current strategy is the same as the one we have followed for most of the year. We have generally maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- firmly in the neutral range. This position caused the fund to miss some of the market's gains during the third quarter, but helped the fund retain its value when yields spiked toward year-end.

In addition, we have continued to position the fund for a narrowing of the yield differences between short- and long-term bonds. Although this positioning eroded the fund' s relative returns slightly during 2001, we believe it is appropriate in anticipation of a potentially stronger economy.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Intermediate Term Fund and the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            7.85%              6.36%             6.38%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2001

                                                                                               Principal
BONDS AND NOTES--94.5%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--29.5%

Federal Farm Credit Banks,

   Notes, 5.9%, 12/17/2008                                                                   12,277,000               12,537,972

Federal National Mortgage Association:

   Notes, 4.75%, 12/22/2006                                                                  22,469,000               22,114,411

   Sub. Deb., 0%, 10/9/2019                                                                   5,000,000                1,561,780

Student Loan Marketing Association,

   Notes, 5.25%, 3/15/2006                                                                    2,000,000                2,043,652

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          3,171,000  (a)           3,485,244

                                                                                                                      41,743,059

U.S. TREASURY BONDS--19.0%

   11.25%, 2/15/2015                                                                         17,500,000  (b)          26,791,975

U.S. TREASURY COUPON STRIPS--1.8%

   0%, 5/15/2010                                                                              3,900,000                2,498,457

U.S. TREASURY INFLATION PROTECTION SECURITIES--2.1%

Coupon Strips:

   0%, 10/15/2028                                                                               290,000  (a)             202,254

   0%, 4/15/2029                                                                                290,000  (a)             206,912

Principal Strips,

   0%, 4/15/2029                                                                              5,850,000  (a)           2,556,379

                                                                                                                       2,965,545

U.S. TREASURY NOTES--42.1%

   3.5%, 11/15/2006                                                                           7,500,000                7,232,175

   5%, 8/15/2011                                                                             11,775,000  (b)          11,749,213

   6%, 8/15/2009                                                                             27,500,000  (b)          29,324,900

   7%, 7/15/2006                                                                             10,000,000  (b)          11,082,800

                                                                                                                      59,389,088

TOTAL BONDS AND NOTES

   (cost $134,846,264)                                                                                               133,388,124

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--4.2%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.67%, 1/24/2002                                                                           1,930,000                1,928,070

   1.63%, 2/21/2002                                                                           3,140,000                3,132,778

   1.66%, 3/7/2002                                                                              800,000                  797,632

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,858,056)                                                                                                   5,858,480
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $140,704,320)                                                             98.7%              139,246,604

CASH AND RECEIVABLES (NET)                                                                         1.3%                1,885,744

NET ASSETS                                                                                       100.0%              141,132,348

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(B)  ALL, OR A PORTION OF THIS  SECURITY IS ON LOAN.  AT DECEMBER 31, 2001,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $53,260,981 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $55,479,957.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           140,704,320   139,246,604

Collateral for securities loaned--Note 1(b)                          55,479,957

Interest receivable                                                   2,098,411

Receivable for shares of Beneficial Interest subscribed                   7,910

Prepaid expenses                                                         14,210

                                                                    196,847,092
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            92,429

Cash overdraft due to Custodian                                           2,685

Payable for securities loaned--Note 1(b)                             55,479,957

Payable for shares of Beneficial Interest redeemed                       85,493

Accrued expenses                                                         54,180

                                                                     55,714,744
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      141,132,348
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     164,226,904

Accumulated net realized gain (loss) on investments                (21,636,840)

Accumulated net unrealized appreciation (depreciation)
   on investments                                                   (1,457,716)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     141,132,348
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest
  authorized)                                                        11,212,592

NET ASSET VALUE, offering and redemption price per share ($)              12.59

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,611,998

EXPENSES:

Management fee--Note 3(a)                                              815,827

Shareholder servicing costs--Note 3(b)                                 214,335

Professional fees                                                       36,119

Registration fees                                                       24,846

Trustees' fees and expenses--Note 3(c)                                  20,356

Custodian fees--Note 3(b)                                               17,490

Prospectus and shareholders' reports                                    13,548

Loan commitment fees--Note 2                                             2,111

Miscellaneous                                                            2,010

TOTAL EXPENSES                                                       1,146,642

Less--reduction in management fee due to
   undertaking--Note 3(a)                                              (56,762)

NET EXPENSES                                                         1,089,880

INVESTMENT INCOME--NET                                               5,522,118
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written          5,770,601

Net realized gain (loss) on financial futures                        1,311,612

NET REALIZED GAIN (LOSS)                                             7,082,213

Net unrealized appreciation (depreciation)
   on investments and options written
   (including $123,828 net unrealized
   appreciation on financial futures)                               (2,656,120)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,426,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,948,211

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,522,118            9,647,313

Net realized gain (loss) on investments         7,082,213            2,565,336

Net unrealized appreciation (depreciation)
   on investments                              (2,656,120)           5,189,494

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,948,211           17,402,143
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,436,420)          (9,606,088)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  45,982,405           27,066,044

Dividends reinvested                            5,334,528            6,778,442

Cost of shares redeemed                       (45,199,078)         (70,144,369)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             6,117,855          (36,299,883)

TOTAL INCREASE (DECREASE) IN NET ASSETS         8,629,646          (28,503,828)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,502,702          161,006,530

END OF PERIOD                                 141,132,348          132,502,702

Undistributed investment income--net                   --               41,225
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,660,943            2,293,109

Shares issued for dividends reinvested            426,260              571,577

Shares redeemed                                (3,617,435)          (5,926,708)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     469,768           (3,062,022)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended December 31,
                                                               ---------------------------------------------------------------------
                                                               2001(a)          2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.33          11.66          12.85          12.70         12.69

Investment Operations:

Investment income--net                                            .50(b)         .78            .75            .79           .91

Net realized and unrealized
   gain (loss) on investments                                     .45            .67          (1.19)           .15           .01

Total from Investment Operations                                  .95           1.45           (.44)           .94           .92

Distributions:

Dividends from investment income--net                            (.69)          (.78)          (.75)          (.79)         (.91)

Net asset value, end of period                                  12.59          12.33          11.66          12.85         12.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.85          12.88          (3.48)          7.61          7.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .80            .80            .80           .80

Ratio of net investment income
   to average net assets                                         4.06           6.58           6.16           6.19          7.30

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .04            .09            .15            .17           .17

Portfolio Turnover Rate                                        470.01         660.78         462.29         957.80        643.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         141,132        132,503        161,007        181,520       188,347

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS
     TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.17,  INCREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.17 AND DECREASE
     THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET  ASSETS  FROM 5.44% TO
     4.06%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO
     JANUARY  1,  2001  HAVE  NOT  BEEN  RESTATED  TO  REFLECT  THIS  CHANGE  IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $19,773 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $21,568,767 and unrealized depreciation $1,843,743.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $7,828,939 expires in fiscal 2002, $2,997,451 expires in fiscal 2004, $1,424,799 expires in fiscal 2005, $7,926,711 expires in fiscal 2007 and $1,390,867 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $7,436,420 and $9,606,088.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,663,522, decreased accumulated net realized gain (loss) on investments by $3,345,568 and decreased paid-in capital by $317,954. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2001 through December 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $56,762 during the period ended December 31, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the fund was charged $97,768 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $76,384 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2001, the fund was charged $17,490 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group" ). Each

Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options, during the period ended December 31, 2001, amounted to $610,319,387 and $607,509,825, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended December 31, 2001:


                                                    Face Amount                                         Options Terminated
                                                                                               -------------------------------------
                                                     Covered by                  Premiums                               Net Realized
Options Written:                                  Contracts ($)              Received ($)        Cost ($)                   Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    December 31, 2000                                16,085,000                   260,239

Contracts written                                    16,000,000                   126,875

Contracts terminated:

Closed                                               27,085,000                   346,489         341,045                     5,444

Expired                                               5,000,000                    40,625            --                      40,625

Total contracts
    terminated                                       32,085,000                   387,114         341,045                    46,069

CONTRACTS OUTSTANDING
    DECEMBER 31, 2001                                        --                      --

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2001, there were no financial futures contracts outstanding.

At December 31, 2001, accumulated net unrealized depreciation on investments was
$1,457,716,   consisting   of   $1,185,033  gross  unrealized  appreciation  and
$2,642,749 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments)

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. Prior to January 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,790,445 decrease in accumulated undistributed investment income-net and a corresponding $1,790,445 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on December 31, 2000.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $1,873,077, decrease net unrealized appreciation (depreciation) by $1,472,491, and increase net realized gains (losses) by $3,345,568. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus U.S. Treasury Intermediate Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Intermediate Term Fund, including the statement of investments as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Intermediate Term Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                      [Ernst & Young LLP Signature Logo]


New York, New York
February 7, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 95.34 % of the ordinary income dividends paid during its fiscal year ended December 31, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                  No. of Portfolios
Name (age)             Principal Occupation                   Other Directorships                                 for which Board
Position, (held since) During Past 5 Years                    And Affiliations                                    Member Serves
--------------------   --------------------                   --------------------------                          ----------------

Joseph S. DiMartino    o Chairman of the Board of various     o Muscular Dystrophy Association                     190
(58)                     funds in the Dreyfus Family
Chairman of the Board    of Funds                             o Plan Vista Corporation (formerly
(1995)                                                          HealthPlan Services Corporation), a provider
                                                                of marketing, administrative and risk
                                                                management services to health and other
                                                                benefit programs
                                                              o Carlyle Industries, Inc., button packager
                                                                and distributor
                                                              o Century Business Services, Inc., provider
                                                                of various outsourcing functions for small
                                                                and medium  size  companies
                                                              o The Newark  Group, privately held company
                                                                providing a national  network of paper
                                                                recovery  facilities, paperboard mills and
                                                                paperboard  converting plants
                                                              o QuikCAT.com, Inc., private company engaged
                                                                in the development of high speed movement,
                                                                routing, storage and encryption of data across
                                                                all modes of data transport


Gordon J. Davis (60)   o Senior Partner with the law firm of  o Consolidated Edison, a utility company              30
Board Member (1994)      LeBoeuf, Lamb, Greene & MacRae         o Phoenix Home Life Insurance Company
                                                              o Also a Director/Trustee for various
                                                                not-for-profit fund groups

David P. Feldman (62)  o AT&T Investment Management           o 59 Wall Street Mutual Funds Group (11               54
Board Member (1985)      Corporation, Chairman and Chief        Funds)
                         Executive Officer (Retired           o The Jeffrey Company, a private investment
                         May 1997).                             company

Lynn Martin (62)       o Professor, J.L. Kellogg Graduate     o Harcourt General, Inc., a publishing and            15
Board Member (1994)      School of Management,                  information provider company
                         Northwestern University              o SBC Communications, Inc.
                       o Advisor to the international         o Ryder System, Inc., a supply chain and
                         accounting firm of Deloitte &          transportation management company
                         Touche, LLP and chair to its         o The Proctor & Gamble Co.,  consumer
                         Council for the Advancement            company
                         of Women                             o TRW, Inc., an aerospace and automotive
                                                                equipment company

Daniel Rose (72)       o Chairman and Chief Executive         o Baltic-American Enterprise Fund, received           31
Board Member (1992)      Officer of Rose Associates Inc.,       a Presidential appointment to serve as
                         a New York based real estate           Director of the Fund, which will make
                         development and management firm.       equity investments and loans, and provide
                                                                technical business assistance  to new
                                                                business  concerns in the Baltic states
                                                              o Chairman of the Housing Committee of the
                                                                Real Estate  Board of New York, Inc.

Philip L. Toia (68)    o Vice Chairman, Administration and                                                          15
Board Member (1997)      Operations of the
                         Dreyfus Corporation a subsidiary of
                         Mellon Bank (Retired January 1997)

Sander Vanocur (74)    o President of Old Owl Communications,                                                       31
Board Member (1992)      a full-service communications firm

Anne Wexler (71)       o Chairman of the Wexler Group,        o Wilshire Mutual Funds (5 Funds)                     28
Board Member (1994)      consultants specializing
                         in government relations and public   o Comcast Corporation, a telecommunications
                         affairs                                company
                                                              o The New England Electric System
                                                              o Member of the Council of Foreign
                                                                Relations and National Park Foundation

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611

Eugene McCarthy, Emeritus Board Member
Rex Wilder, Emeritus Board Member




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Director and Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, a division of the Distributor, and an officer of 11 investment companies (comprised of 13 portfolios) managed by the Manager. He is 45 years old, and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since March 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus U.S. Treasury Intermediate Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  072AR1201